UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

ROSS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware          Commission File Number 0-19092          94-2170198

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Two Concourse Parkway Suite 800, Atlanta, Georgia (Address of principal executive offices)	30328 (Zip Code)

770-351-9600
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE ISSUED AUGUST 27, 2004

Item 7.01. Regulation FD Disclosure

     The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 5 of Form 8-K, “Other Events,” as directed by the Commission in Release No. 34-47583.

     On August 26, 2004, a press release was issued by chinadotcom containing information about the completion of the acquisition of Ross Systems, Inc. by chinadotcom. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2004.

	By:	/s/ Verome M. Johnston

Verome M. Johnston Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Description

99.1	Press Release issued August 27, 2004